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                                                                   Exhibit 10.19

                               SECOND AMENDMENT TO
                                 LOAN AGREEMENT

     This SECOND AMENDMENT TO LOAN AGREEMENT (this "Amendment"), dated as of May __, 1999, is made and entered into between BANK ONE, TEXAS, NATIONAL ASSOCIATION ("Bank"), and MEDICALCONTROL, INC., a Delaware corporation ("Borrower").

                                    RECITALS

     A. Bank and Borrower entered into that certain Loan Agreement, dated September 25, 1998, and amended on March 31, 1999 (as amended, the "Loan Agreement").

     B. Bank and Borrower desire to amend the Loan Agreement as herein set forth.

     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I
                                   Definitions

     Section 1.01. Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same definitions assigned to such terms in the Loan Agreement, as amended hereby.

                                   ARTICLE II
                        Amendments to the Loan Agreement

     Section 2.01. Amendment to Paragraphs 8(l) and (m). From and after the date hereof, paragraphs 8 (l) and (m) of the Loan Agreement are deleted in their entirety and replaced with a new paragraph 8 (l) which shall read as follows:

          "(l) Additional Equity. In the event that Borrower receives any additional equity (whether such equity is raised by means of an additional equity offering or otherwise, but excluding the equity required to be contributed by J. Ward Hunt pursuant to paragraph 12 (j) and excluding the proceeds of stock options exercised by individuals to the extent such proceeds aggregate less than $50,000), all such additional equity shall be applied to the Loans in such order as Bank may require."

     Section 2.02. Amendment to Paragraphs 10 (c) and (d). From and after the date hereof, paragraphs 10 (c) and (d) of the Loan Agreement are deleted in their entirety and replaced with new paragraphs 10 (c) and (d) which shall read as follows:

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          "(c) Debt Service. Borrower will maintain, as of the last day of each fiscal quarter commencing September 30, 1999, a ratio of (i) year to date consolidated net income after taxes plus interest expense, depreciation and amortization, less any capital expenditures, to (ii) paid year to date total interest expense and current maturities of long term debt and long term capital leases (excluding the deferred portion of the Subordinated Debt and any prepayment of the Obligations required under this Agreement that is not a part of the regularly scheduled monthly amortization required herein of the Obligations), of not less than 1.25 to 1.0. The foregoing covenant shall be measured from January 1, 1999 on a year to date basis until December 31, 1999, and on a rolling twelve month basis thereafter

          (d) Funded Debt to Cash Flow. Borrower will maintain, as of each fiscal quarter end set forth below, a ratio of (i) all outstanding Senior Debt of Borrower at the such quarter end, to (ii) consolidated net income after taxes plus interest expense, depreciation and amortization for the period then ending, of not more than the ratio set forth opposite such quarter end below. For purposes of calculating such ratio, the amount determined pursuant to item (ii) above shall be multiplied by two (2) for the quarter ending June 30, 1999, and multiplied by one and one third (1.33) for the quarter ending on September 30, 1999.

          Quarter End:                                    Ratio:
          -----------                                 --------------
          June 30, 1999                                3.00 to 1.0
          September 30, 1999 and each
              fiscal quarter end thereafter            2.00 to 1.0

     The foregoing covenant shall be measured from January 1, 1999 on a year to date basis until December 31, 1999, and on a rolling twelve month basis thereafter. As used herein, the term "Senior Debt" means, as of any date, the sum of the following: (i) the aggregate of all indebtedness for money borrowed of Borrower as of such date minus (ii) the Subordinated Debt."

     Section 2.02. Amendment to Paragraph 11 (d), Accounts Aging. From and after the date hereof, paragraph 11 (d) of the Loan Agreement is deleted in its entirety and in place thereof shall be a new paragraph 11(d) which shall read as follows:

          "(d) Accounts Aging. An accounts receivable aging report within forty-five (45) days after the end of each fiscal quarter, in form and detail satisfactory to Bank."

     Section 2.03. Amendment to Paragraph 12(j), Events of Default. From and after the date hereof, paragraph 12(j) of the Loan Agreement is deleted in its entirety and replaced with a new paragraph 12 (j) which shall read as follows:

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          "(j) The failure of Borrower, on or before 5:00 p.m. on June 1, 1999,
     (i) to receive an additional equity contribution from J. Ward Hunt in the amount of at least $70,000, and (ii) to deliver to, and pledge to, Bank such $70,000 as collateral for the Loans."

     Section 2.04. Amendment to Paragraph 12, Events of Default. From and after the date hereof, paragraph 12 of the Loan Agreement is amended by adding thereto a new paragraph 12 (m) which shall read as follows:

          "(m) The failure of Borrower, on or before 5:00 p.m. on June 15, 1999, to deliver to Bank a $50,000 prepayment on the Term Loan that will be applied to the outstanding principal due thereunder in inverse order of maturity."

                                   ARTICLE III
                                Covenant Waivers

     Section 3.01. Waiver of Certain Financial Covenants. Bank hereby waives Borrower's failure to comply with (i) paragraph 10 (a) for the fiscal quarter of Borrower ending March 31, 1999, and the fiscal quarter of Borrower ending June 30, 1999, (ii) paragraph 11 (d) for the month ending February 28, 1999, (iii) paragraph 12 (j) on April 15, 1999. Such waiver is expressly limited as aforesaid and shall not constitute a waiver of Borrower's compliance with such covenants for any other past or future period or of any other breach of the Loan Agreement or any other Loan Document.

                                   ARTICLE IV
                              Conditions Precedent

     Section 4.01. Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by Bank:

          (a) Borrower shall have executed and delivered to Bank this Amendment, and such other Loan Documents as Bank may require.

          (b) Each Guarantor shall have executed and delivered this Amendment.

          (c) The representations and warranties contained herein and in all other Loan Documents shall be true and correct as of the date hereof as if made on the date hereof.

          (d) Except as waived in writing by Bank, no Event of Default shall have occurred and be continuing and no event or condition shall have occurred

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     that with the giving of notice or lapse of time or both would be an Event of Default.

          (e) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Bank and its legal counsel in their sole discretion.

                                    ARTICLE V
                 Ratifications, Representations, and Warranties

     Section 5.01. Ratifications by Borrower . The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement are ratified and confirmed and shall continue in full force and effect. The Loan Agreement as amended by this Amendment shall continue to be legal, valid, binding and enforceable in accordance with its terms.

     Section 5.02. Renewal and Extension of Security Interests and Liens. Borrower and each Guarantor jointly and severally renews and affirms the liens and security interests created and granted in the Loan Documents and agrees that this Amendment shall in no manner affect or impair the liens and security interests securing the Indebtedness, and that such liens and security interests shall not in any manner be waived, the purposes of this Amendment being to modify the Loan Agreement as herein provided, and to carry forward all liens and security interest securing same, which are acknowledged by Borrower and each Guarantor to be valid and subsisting.

     Section 5.03. Representations and Warranties. Borrower represents and warrants to Bank as follows: (i) the execution, delivery and performance of this Amendment and any and all Loan Documents executed and/or delivered by Borrower in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the articles or bylaws of Borrower or any agreement to which Borrower is a party; (ii) the representations and warranties contained in the Loan Agreement as amended hereby and in each of the other Loan Documents are true and correct on and as of the date hereof as though made on and as of the date hereof; (iii) no Event of Default under the Loan Agreement has occurred and is continuing; and (iv) Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement, as amended hereby.

                                   ARTICLE VI
                                  Miscellaneous

     Section 6.01. Survival of Representations and Warranties. All representations and warranties made in the Loan Agreement or any other Loan Document including, without limitation, any Loan Documents furnished in connection with this Amendment, shall survive the

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execution and delivery of this Amendment and the other Loan Documents, and no investigation by Bank or any closing shall affect such representations and warranties or the right of Bank to rely thereon.

     Section 6.02. Reference to Loan Agreement. Each of the Loan Documents and the Loan Agreement and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.

     Section 6.03. Expenses of Bank. Borrower agrees to pay on demand all reasonable costs and expenses incurred by Bank directly in connection with the preparation, negotiation and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Bank's legal counsel, and all costs and expenses incurred by Bank in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any other Loan Documents including, without limitation, the reasonable costs and fees of Bank's legal counsel.

     Section 6.04. Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     SECTION 6.05. APPLICABLE LAW. THIS AMENDMENT SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

     Section 6.06. Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the parties hereto and their respective successors, assigns, heirs, executors, and legal representatives, except that none of the parties hereto other than Bank may assign or transfer any of its rights or obligations hereunder without the prior written consent of Bank.

     Section 6.07. Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

     Section 6.08. Effect of Waiver. No consent or waiver, express or implied, by Bank to or for any breach of or deviation from any covenant, condition or duty by Borrower, shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

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     Section 6.09. Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     Section 6.10. Conflicting Provisions. If any provision of the Loan Agreement as amended hereby conflicts with any provision of any other Loan Document, the provision in the Loan Agreement shall control.

     SECTION 6.11. RELEASE. BORROWER AND EACH GUARANTOR HEREBY ACKNOWLEDGES THAT NEITHER BORROWER NOR ANY GUARANTOR HAS ANY DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF BORROWER'S OR ANY GUARANTOR'S LIABILITY TO REPAY THE INDEBTEDNESS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM BANK. BORROWER AND EACH GUARANTOR HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES BANK, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AGREEMENT IS EXECUTED, WHICH BORROWER OR ANY GUARANTOR MAY NOW OR HEREAFTER HAVE AGAINST BANK, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OR WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE OR ARISE FROM ANY LOAN, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN DOCUMENTS, AND/OR NEGOTIATION AND EXECUTION OF THIS AMENDMENT.

     SECTION 6.12. ENTIRE AGREEMENT. THIS AMENDMENT, THE LOAN AGREEMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED AND DELIVERED IN CONNECTION WITH AND PURSUANT TO THIS AMENDMENT AND THE LOAN AGREEMENT REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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     EXECUTED as of the date first written above.

                                      Bank One, Texas, National Association

                                      By:  /s/ C. DIANNE WOOLEY
                                         ---------------------------------------
                                            C. Dianne Wooley , Vice President

                                      MedicalControl, Inc.


                                      By:  /s/ J. WARD HUNT
                                         ---------------------------------------
                                                J. Ward Hunt, President

                           CONFIRMATION BY GUARANTORS

     Each of the undersigned, MedicalControl Network Solutions, Inc., Diversified Group Administrators, Inc., ppoONE.com,inc. (f/k/a PPO Management Solutions, Inc.), Business Health Companies, Inc. and Medical Control Holdings, Inc., hereby (i) consents and agrees to the terms hereof and agrees to be bound by this Amendment, (ii) consents, acknowledges, and agrees to the execution, delivery, and performance by Borrower of this Amendment, (iii) acknowledges and agrees that this Amendment does not affect, diminish, waive, or release its obligations under the Unlimited Guaranty executed by it or under the Security Agreement executed by it, (iv) ratifies and confirms its obligations pursuant to such Unlimited Guaranty and such Security Agreement, and (v) covenants, acknowledges, and agrees that it guaranties the repayment of the Guaranteed Indebtedness, as provided in such Unlimited Guaranty.

                                      GUARANTORS:

                                      MedicalControl Network Solutions, Inc.


                                      By:    /s/ ROBERT O. BROOKS
                                         ---------------------------------------
                                      Name:  Robert O. Brooks
                                           -------------------------------------
                                      Title: President
                                            ------------------------------------

                                      Diversified Group Administrators, Inc.


                                      By:    /s/ JO LESTER
                                         ---------------------------------------
                                      Name:  Jo Lester
                                           -------------------------------------
                                      Title: Vice President
                                            ------------------------------------




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                                      ppoONE.com, inc. f/k/a PPO Management
                                      Solutions, Inc.


                                      By:    /s/ ROBERT O. BROOKS
                                         ---------------------------------------
                                      Name:  Robert O. Brooks
                                           -------------------------------------
                                      Title: President
                                            ------------------------------------


                                      Business Health Companies, Inc.


                                      By:    /s/ ROBERT O. BROOKS
                                         ---------------------------------------
                                      Name:  Robert O. Brooks
                                           -------------------------------------
                                      Title: EVP
                                            ------------------------------------


                                      Medical Control Holdings, Inc.


                                      By:    /s/ ROBERT O. BROOKS
                                         ---------------------------------------
                                      Name:  Robert O. Brooks
                                           -------------------------------------
                                      Title: EVP
                                            ------------------------------------

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